UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2014

Pershing Gold Corporation

(exact name of registrant as specified in its charter)

Nevada	333-150462	26-0657736
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1658 Cole Boulevard Building 6 — Suite 210 Lakewood, Colorado	80401
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (877) 705-9357

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                  Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01              Entry into a Material Definitive Agreement

On June 11, 2014, the Company and Stephen Alfers, the Company’s Chief Executive Officer and President, agreed to extend the vesting of an aggregate of 1,666,500 shares of the Company’s restricted stock from June 18, 2014 to March 14, 2015.  The amendments are discussed below.

Second Amendment to Alfers Restricted Stock Agreement

On June 11, 2014, the Company and Mr. Alfers entered into the Second Amendment to the Restricted Stock Agreement (the “Alfers Amendment I”) to amend that certain Restricted Stock Agreement, dated as of May 13, 2013, and amended by the First Amendment to the Restricted Stock Agreement dated December 23, 2013 by and between the Company and Mr. Alfers.  Pursuant to the Alfers Amendment I, the vesting of 1,297,374 restricted shares, of a total of 3,892,510 restricted shares that were granted, was extended from June 18, 2014 to March 14, 2015.  1,297,374 shares previously vested, and the vesting schedule for the remaining 1,297,762 shares vesting on June 18, 2015 remains unchanged.

The foregoing is a summary description of the terms and conditions of the Alfers Amendment I does not purport to be complete and is qualified in its entirety by reference to the Alfers Amendment I, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Second Amendment to Alfers Amended and Restated Restricted Stock Agreement

On June 11, 2014, the Company and Mr. Alfers entered into the Second Amendment to the Amended and Restated Restricted Stock Agreement (the “Alfers Amendment II”) to amend that certain Amended and Restated Restricted Stock Agreement, dated as of May 13, 2013 and amended by the First Amendment to the Amended and Restated Restricted Stock Agreement dated December 23, 2013, by and between the Company and Mr. Alfers.  Pursuant to the Alfers Amendment II, the vesting of 369,126 restricted shares, of a total of 1,107,490 restricted shares that were granted, was extended from June 18, 2014 to March 14, 2015.  369,126 shares previously vested, and the vesting schedule for the remaining 369,238 shares vesting on June 18, 2015 remains unchanged.

The foregoing is a summary description of the terms and conditions of the Alfers Amendment II does not purport to be complete and is qualified in its entirety by reference to the Alfers Amendment II, a copy of which is filed as Exhibit 10.2 to this Current Report on Form 8-K and incorporated by reference herein.  A copy of the form of the Company’s 2012 Equity Incentive Plan Restricted Stock Agreement has been filed as Exhibit 10.2 to the Current Report on Form 8-K filed with the Securities and Exchange Commission on February 15, 2013 and incorporated by reference herein.

Item 9.01.                Financial Statements and Exhibits.

(d)                                 The following are filed as exhibits to this report on Form 8-K.

Exhibit No.	Description
10.1	Second Amendment to Restricted Stock Agreement, dated June 11, 2014, between the Company and Stephen Alfers.

10.2	Second Amendment to Amended and Restated Restricted Stock Agreement, dated June 11, 2014, between the Company and Stephen Alfers.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 13, 2014

PERSHING GOLD CORPORATION

By:	/s/ Eric Alexander
Eric Alexander
Vice President Finance and Controller

EXHIBIT INDEX

Exhibit No.	Description
10.1	Second Amendment to Restricted Stock Agreement, dated June 11, 2014, between the Company and Stephen Alfers.

10.2	Second Amendment to Amended and Restated Restricted Stock Agreement, dated June 11, 2014, between the Company and Stephen Alfers.